                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 14, 1999
                                                  -----------------

                             MICROSEMI CORPORATION
                             ---------------------
            (Exact name of Registrant as specified in its charter)

        Delaware                    0-8866          95-2110371
        --------                    ------          ----------
(State or other jurisdiction      (Commission    (IRS Employer
    of incorporation)             File Number)   Identification No.)

2830 South Fairview Street, Santa Ana, California        92704
-------------------------------------------------        -----
    (Address of principal executive offices)           (Zip code)

Registrant's telephone number, including area code  (714) 979-8220
                                                    --------------

                                Not Applicable
                                --------------
        (Former name or former address, if changed, since last report)
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Item 2.  Acquisition or Disposition of Assets.

Acquisition of Linfinity Microelectronics, Inc.
-----------------------------------------------

(a) On April 15, 1999, Microsemi Corporation, a Delaware corporation (the "Registrant"), issued a news release which announced that the Registrant's wholly-owned subsidiary, Micro Linfinity Acquisition Corporation ("Merger Sub"), merged with and into Linfinity Microelectronics, Inc., a Delaware corporation ("Linfinity") effective April 14, 1999. The Registrant's news release concerning the merger is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

  The merger resulted in the Registrant owning all of the capital stock of Linfinity in exchange for $24,125,001 in cash. The shareholders of Linfinity approved the merger at a special meeting of the Linfinity shareholders held on March 22, 1999. Linfinity was the surviving corporation in the merger. Microsemi financed the acquisition with cash on hand and borrowings under its new credit facility from Canadian Imperial Bank of Commerce, Imperial Bank and City National Bank. Of the purchase price, $1.125 million was deposited into an escrow to provide funds for potential claims for indemnification under certain provisions of the Merger Agreement, as defined below. The escrow has a maximum term of two years. With certain exceptions, the Registrant's claims under the Merger Agreement for indemnification may be made only against the amount deposited into the escrow.

  The merger was consummated pursuant to an Agreement and Plan of Reorganization dated as of February 10, 1999 ("Merger Agreement") among the Registrant, Merger Sub, Linfinity, and SymmetriCom, Inc., a California corporation which owned a majority of the capital stock of Linfinity ("SymmetriCom"). The Merger Agreement is attached as Exhibit 2.2 hereto and incorporated herein by this reference. The purchase price was determined by negotiation between the parties.

(b) The Registrant intends to continue to operate Linfinity as a stand-alone subsidiary, operating its property, plant and equipment in Garden Grove, California. The Registrant's news release concerning the merger is attached as
Exhibit 99.1 hereto and incorporated herein by this reference.
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Item 7. Financial Statements and Exhibits.

   (a) Financial statements of business acquired.

     The financial statements required by this Item 7(a) are not filed in this initial report and will be filed by amendment on or before June 28, 1999.

   (b) Unaudited Pro Forma Financial Information.

     The pro forma financial information required by this Item 7(b) are not filed with this initial report and will be filed by amendment on or before June 28, 1999.

   (c) Exhibits.

      2.2 Agreement and Plan of Reorganization dated as of February 10, 1999, among the Registrant, Micro Linfinity Acquisition Corporation, a Delaware corporation, Linfinity Microelectronics, Inc., a Delaware corporation, and SymmetriCom, Inc., a California corporation, and the following exhibit:
                  Exhibit A  Escrow Agreement
            The following exhibits and schedules are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any thereof to the Securities and Exchange Commission upon request:
                  Exhibit B Opinion of Wilson Sonsini Goodrich & Rosati
                  Exhibit C  Phase II Environmental Workplan
                  Exhibit D  Opinion of Purchaser's Counsel
                  Disclosure Schedule of SymmetriCom and Linfinity
                  Disclosure Schedule of Purchaser

     99.1 News Release dated April 15, 1999 relating to the merger of Linfinity Microelectronics, Inc. and Micro Linfinity Acquisition Corporation, the Registrant's wholly-owned subsidiary
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MICROSEMI CORPORATION
                                               (Registrant)


Date:  April 26, 1999                  By: /s/DAVID R. SONKSEN
                                          -----------------------------------
                                          David R. Sonksen,
                                          Vice President-Finance, Treasurer,
                                          Chief Financial Officer and Secretary
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                             MICROSEMI CORPORATION

                               INDEX TO EXHIBITS

   EXHIBIT NO.                    DESCRIPTION
   ----------                     -----------

      2.2 Agreement and Plan of Reorganization dated as of February 10, 1999, among the Registrant, Micro Linfinity Acquisition Corporation, a Delaware corporation, Linfinity Microelectronics, Inc., a Delaware corporation, and SymmetriCom, Inc., a California corporation, and the following exhibit:
                   Exhibit A  Escrow Agreement
            The following exhibits and schedules are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any thereof to the Securities and Exchange Commission upon request:
                   Exhibit B Opinion of Wilson Sonsini Goodrich & Rosati Exhibit C Phase II Environmental Workplan
                   Exhibit D  Opinion of Purchaser's Counsel
                   Disclosure Schedule of SymmetriCom and Linfinity
                   Disclosure Schedule of Purchaser

     99.1 News Release dated April 15, 1999 relating to the merger of Linfinity Microelectronics, Inc. and Micro Linfinity Acquisition Corporation, the Registrant's wholly-owned subsidiary